UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 16, 2023

DigitalOcean Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40252		45-5207470
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

101 6th Avenue	New York	New York	10013
(Address of Principal Executive Offices)			(Zip Code)
(646) 827-4366
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000025 per share	DOCN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02 Results of Operations and Financial Condition

On February 16, 2023, DigitalOcean Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended and year ended December 31, 2022. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information is intended to be furnished under Item 2.02 and Item 9.01 of Form 8-K, “Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.05 Costs Associated with Exit or Disposal Activities

On January 27, 2023, the Board of Directors of the Company approved a restructuring plan to adjust its cost structure and accelerate its timeline to achieve greater than 20% free cash flow margins (the “Restructuring Plan”). The Restructuring Plan includes both the elimination of positions across the Company as well as the shifting of additional positions across a broader geographical footprint over the next several months. As a result of these headcount actions, the Company’s total employee base will be reduced by approximately 11%.

The Company estimates that it will incur approximately $25 million to $27 million in restructuring charges in connection with the Restructuring Plan, consisting of (i) approximately $22 million to $23 million in cash expenditures for employee transition, notice period and severance payments, and employee benefits, and (ii) approximately $3 million to $4 million in stock-based compensation. The Company expects that the majority of the restructuring charges will be incurred in the first half of 2023 and that the execution of this Restructuring Plan, including cash payments, will be substantially complete by the end of the third quarter of 2023. The foregoing estimates of the charges the Company expects to incur under the Restructuring Plan are subject to assumptions, including application of local legal requirements in various jurisdictions, and actual charges may differ from such estimates.

The Company intends to exclude the charges associated with the Restructuring Plan from its non-GAAP financial measures, including Adjusted EBITDA and free cash flow.

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained in this release and the accompanying earnings call referenced in this release are subject to known and unknown risks, uncertainties, assumptions, and other factors that may cause actual results or outcomes to be materially different from any future results or outcomes expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will” or “would” or the negative of these words or other similar terms or expressions. Forward-looking statements in this Current Report include, but are not limited to, statements regarding expectations related to the costs, timing and financial impacts of the Restructuring Plan. The Company’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include the possibility that: there are impediments to the Company’s ability to execute the Restructuring Plan or related initiatives as currently contemplated; the actual charges in implementing the Restructuring Plan or related initiatives are higher than anticipated there are changes to the assumptions on which the estimated charges associated with the Restructuring Plan or related initiatives are based; the Company is unable to achieve projected cost savings in connection with the Restructuring Plan or related initiatives; there are unintended consequences from the Restructuring Plan or related initiatives that impact the Company’s business; and there are changes in the macroeconomic environment that impact the Company’s business. The forward-looking statements contained in this Current Report are also subject to other risks and uncertainties that could cause actual results to differ from the results predicted, including those more fully described in the Company’s filings with the SEC, including the Annual Report on Form 10-K for the year ended December 31, 2021, the Annual Report on Form 10-K that will be filed for the year ended December 31, 2022, and the Quarterly Reports on Form 10-Q. The forward-looking statements made in this Current Report relate only to events as of the date hereof. The Company assumes no obligation to, and does not currently intend to, update any such forward-looking statements, except as required by law.

Item 8.01 Other Events

On February 14, 2023, the Board of Directors approved an expansion of the Company’s share repurchase program designed to maximize value for DigitalOcean investors. The approval authorizes the Company to repurchase up to $500 million of stock during 2023 (the “Repurchase Program”), following the repurchase of $600 million of stock in 2022. The purchases under the Repurchase Program will occur using a variety of methods, which may include but are not limited to open market purchases, the implementation of a 10b5-1 plan, and/or any other available methods in accordance with SEC and other applicable legal requirements. The Repurchase Program will expire on December 31, 2023.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by DigitalOcean Holdings, Inc. dated February 16, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 16, 2023	DigitalOcean Holdings, Inc.
		By:	/s/ W. Matthew Steinfort
W. Matthew Steinfort, Chief Financial Officer